EXHIBIT 23(H)(XIII) UNDER FORM N-1A
                                              EXHIBIT 10 UNDER ITEM 601/REG. S-K

Huntington Situs Small Cap Fund and Huntington VA Situs Small Cap Fund changed their names to Huntington Situs Fund and Huntington VA Situs Fund - 1/24/08

                           INVESTMENT COMPANY EXHIBIT
                                       TO
                   AGREEMENT FOR SUB-ADMINISTRATIVE SERVICES
                                     AMONG
           THE HUNTINGTON NATIONAL BANK, FEDERATED SERVICES COMPANY,
                            AND THE HUNTINGTON FUNDS

                   AMENDED AND RESTATED AS OF AUGUST 31, 2007


THE HUNTINGTON FUNDS

List of Portfolios

Huntington Dividend Capture Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Fixed Income Securities Fund
      Investment A Shares
      Investment B Shares
      Trust Shares
Huntington Growth Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Income Equity Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Intermediate Government Income Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington International Equity Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Macro 100 Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Michigan Tax-Free Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Mid Corp America Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Money Market Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
   Interfund Shares
Huntington Mortgage Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington New Economy Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Ohio Municipal Money Market Fund
   Investment A Shares
   Trust Shares
Huntington Ohio Tax-Free Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Real Strategies Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Rotating Markets Fund
   Investment A Shares
   Investment B Shares
   Trust Shares

Huntington Short/Intermediate Fixed Income Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Situs Small Cap Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Tax-Free Money Market Fund
   Investment A Shares
   Trust Shares
Huntington U.S. Treasury Money Market Fund
   Investment A Shares
   Trust Shares
Huntington VA Growth Fund
Huntington VA Dividend Capture Fund
Huntington VA Income Equity Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund
Huntington VA Real Strategies Fund
Huntington VA Rotating Markets Fund
Huntington VA Macro 100 Fund
Huntington VA International Equity Fund
Huntington VA Mortgage Securities Fund
Huntington VA Situs Small Cap Fund

This Investment Company Exhibit, amended and restated as of August 31, 2007, is hereby incorporated and made part of the Agreement for Sub-Administrative Services dated June 23, 2006, by and among the parties named below (the "Agreement") and replaces any and all prior versions of the Investment Company Exhibit to the Agreement.

Witness the due execution hereof this 11th day of September, 2007.

THE HUNTINGTON FUNDS                       FEDERATED SERVICES COMPANY

By:  /s/ George M. Polatas                 By:  /s/ Charles L. Davis, Jr.
Name:  George M. Polatas                   Name:  Charles L. Davis, Jr.
Title:  Vice President                     Title:  Vice President


THE HUNTINGTON NATIONAL BANK

By:  /s/ B. Randolph Bateman
Name:  B. Randolph Bateman
Title:  President